UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2009

Irvine Sensors Corporation
 (Exact name of registrant as specified in its charter)

Delaware	001-08402	33-0280334
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Red Hill Avenue, Costa Mesa, California	92626
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 549-8211

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 30, 2009, Irvine Sensors Corporation (the “Company”) received written notification (the “Staff Determination”) from The Nasdaq Stock Market (“Nasdaq”) that the Company fails to comply with the minimum stockholders’ equity requirement for continued listing set forth in Nasdaq Listing Rule 5550(b) because the Company’s stockholders’ equity is below the Nasdaq minimum stockholders’ equity listing requirement of $2,500,000, and that the Company’s securities are, therefore, subject to delisting from The Nasdaq Capital Market. The Company has requested a hearing to appeal the Staff Determination before a Nasdaq Listing Qualifications Panel (the “Panel”) and to present the Company’s plan for regaining compliance with Rule 5550(b). The Staff Determination states that the submission of such a hearing request will stay the suspension of trading of the Company’s common stock and the delisting of the Company’s securities pending the Panel’s decision. There can be no assurance that the Panel will grant the Company’s request for continued listing.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

All statements included in this Current Report on Form 8-K, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the Company, management’s beliefs, and certain assumptions made by the Company, and events beyond the Company’s control, all of which are subject to change. Such forward-looking statements include, but are not limited to, statements relating to the Company’s plans and ability to successfully appeal the Nasdaq Staff Determination and regain compliance with Nasdaq Listing Rule 5550(b). Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “likely,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results or the commitments made by the Company herein, and they are subject to risks, uncertainties and assumptions that could cause actual results to differ materially and adversely from those expressed in any forward-looking statement. The risks and uncertainties referred to above include, but are not limited to, the Company’s ability to raise additional capital on a timely basis, or at all, or to improve its operating results in the near future; the possibility that the Company’s plan for regaining compliance with Nasdaq Listing Rule 5550(b) will not be satisfactory to the Nasdaq Panel and/or that the Nasdaq Panel will not grant the Company’s request, or that the Company’s stock price could decline further; and such other factors described in the Company’s filings with the Securities and Exchange Commission. The forward-looking statements in this Current Report on Form 8-K speak only as of the date they are made. The Company undertakes no obligation to revise or update publicly any forward-looking statement for any reason.

Item 8.01 Other Events.

As previously disclosed under Items 1.01 and 3.02 in the Company’s Current Report on Form 8-K filed on March 24, 2009, the Company agreed to issue, subject to approval of the Company’s stockholders and certain other conditions, to two accredited investors (the “Lenders”), up to 25,000 shares of its newly created Series A-2 10% Cumulative Convertible Preferred Stock (the “Series A-2 Stock”) at $40.00 per share, with the aggregate purchase price being paid solely by the Lenders’ exchange of a portion of the Company’s Series 1 Senior Subordinated Secured Convertible Promissory Notes dated December 30, 2005 held by the Lenders. Stockholder approval was obtained on March 31, 2009, and on April 30, 2009, the Company issued the Series A-2 Stock to the Lenders in the aggregate amount of 24,999 shares.

As previously disclosed under Item 1.01 in the Company’s Current Report on Form 8-K filed on March 24, 2009, the Company entered into an amendment to a Patent Purchase Agreement (as amended, the “Agreement”) with Aprolase Development Co., LLC (the “Purchaser”) pursuant to which the Purchaser agreed to pay the Company an additional purchase price payment of $1,000,000 upon the successful termination of one of the Company’s third-party license agreements within 30 days following March 18, 2009. On April 17, 2009, the Company received this additional purchase price payment of $1,000,000.

As previously disclosed under Items 1.01 and 3.02 in the Company’s Current Reports on Form 8-K filed on November 10, 2008, December 16, 2008, January 9, 2009 and February 9, 2009, the Company previously agreed to issue to 19 accredited investors (the “Bridge Investors”), as consideration for the advances by the Bridge Investors under the Company’s 12% secured promissory notes (the “Notes”), that number of shares of the Company’s Common Stock (the “Shares”) equal to 25% of the principal amount of the Notes divided by the last reported closing sale price of the Company’s Common Stock immediately preceding the Company entering into the binding subscription agreements to issue the Notes. On April 6, 2009, the Company issued the Shares to the Bridge Investors in the aggregate amount of 575,550 shares of Common Stock.

As previously disclosed under Items 1.01 and 3.02 in the Company’s Current Report on Form 8-K filed on March 24, 2009, the Company agreed to issue, subject to approval of the Company’s stockholders, to 11 accredited investors (the “Bridge Exchange Investors”), as consideration for lien releases relating to patents and related assets that the Company sold (the “Patent Sale”), and in exchange for the Notes (the “Exchanged Notes”) held by such Bridge Exchange Investors, that number of shares of the Company’s Common Stock (the “Exchange Shares”) equal to 125% of the value of the outstanding principal and accrued interest under the Exchanged Notes, based on the greater of (i) $0.40, (ii) the last reported closing sale price of the Company’s Common Stock on the Nasdaq Capital Market immediately prior to the closing of the Patent Sale and (iii) the consolidated closing bid price of the Company’s Common Stock on the Nasdaq Capital Market immediately prior to the closing of the Patent Sale. Stockholder approval was obtained on March 31, 2009, and on April 6, 2009, the Company issued the Exchange Shares to the Bridge Exchange Investors in the aggregate amount of 1,089,059 shares of Common Stock.

Item 9.01. Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release of Irvine Sensors Corporation, dated May 6, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRVINE SENSORS CORPORATION
(Registrant)
Dated: May 6, 2009	/s/ JOHN J. STUART, JR.

John J. Stuart, Jr. Senior Vice President and Chief Financial Officer